TORTOISE VIP MLP & PIPELINE PORTFOLIO

Class I Shares – Not Available For Purchase
Class II Shares – TVPTX

A series of Managed Portfolio Series (the “Trust”)

Supplement dated January 18, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated March 30, 2018

Based upon a recommendation by Tortoise Capital Advisors, L.L.C. (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved a plan of liquidation for the Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around March 8, 2019 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

Shares of the Fund are not offered directly to the general public.  The Fund’s shares are currently offered to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies.  Shares of the Fund may also be purchased through certain qualified pension and retirement plans. In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on February 1, 2019, the Fund is closed to new investments.  In addition, effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date.  Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings.  If the Fund has not received your redemption request or other instruction by the close of business on March 8, 2019, your shares will be automatically redeemed on the Liquidation Date.  Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding.

If you take no action prior to March 8, 2019, your shares will be automatically redeemed on the Liquidation Date.  Your net cash proceeds from the Fund, less any required withholding, will be sent to the address of record.

You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Please contact the Fund at 855-822-3863 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.